SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – August 11, 2009

CHANTICLEER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29507	20-2932652
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

11220 Elm Lane, Suite 203, Charlotte, NC  28277
(Address of principal executive offices)

4201 Congress Street, Suite 145, Charlotte, NC  28209
(Former address of principal executive offices)

(704) 366-5122
Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4:	MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.02:	Non-reliance on previously issued financial statements or a related audit report or completed interim review

As more fully explained below, effective as of August 11, 2009, the Board of Directors of the Company concluded, after discussion with the Company's independent accountant, that the financial statements for the fiscal year ended December 31, 2008 and the three months ended March 31, 2009, as presented in our Annual Report on Form 10-K filed with the SEC on March 6, 2009 and our Quarterly Report on Form 10-Q filed with the SEC on May 5, 2009, respectively, should no longer be relied upon due to an error in reporting the Company's available-for-sale securities in such financial statements.  In addition, SFAS 141(R) became effective on January 1, 2009 which provided, in part, that any acquisition costs deferred pursuant to prior accounting requirements should be charged off on January 1, 2009.

Such error will be addressed in footnote 3 (entitled "Restatement") included in the Amended Form 10-K/A and Form 10-Q/A to be filed with the SEC on or about September 9, 2009.  An excerpt of the restatement footnote follows.

We determined that our available-for-sale investments were impaired at December 31, 2008 and additionally impaired at March 31, 2009, and that these impairments were other than temporary.  In accordance with the provisions of paragraph 16 of SFAS No. 115, paragraph 7 through 15 of FSP FAS 115-1/124-1, and to SAB Topic 5.M, the other than temporary loss should be recorded as a realized loss in the statement of operations rather than being included in accumulated other comprehensive loss as an element of stockholders' equity.

	December 31, 2008
	As Previously
	Reported	Adjustments	As Restated
Consolidated balance sheet:
Accumulated other comprehensive loss	$(1,150,025)	$1,150,025	$-
Accumulated deficit	(1,954,132)	(1,150,025)	(3,104,157)
Total stockholders equity	1,539,136	-	1,539,136

Consolidated statements of operations:
Net loss	(1,088,588)	(1,150,025)	(2,238,613)
Other comprehensive loss	(908,020)	908,020	-
Net comprehensive loss	(1,996,608)	(242,005)	(2,238,613)

Net loss per share, basic and diluted	$(1.19)	$(1.27)	$(2.46)

At January 1, 2009, SFAS 141(R) became effective and provided, in part, that any acquisition costs deferred pursuant to prior accounting requirements should be charged off on January 1, 2009.  This adjustment is also included as an amendment to the March 31, 2009 Form 10-Q/A.

	March 31, 2009
	As Previously
	Reported	Adjustments	As Restated
Consolidated balance sheet:
Deferred acquisition costs	$279,050	$(279,050)	$-
Accumulated other comprehensive loss	(1,188,594)	1,188,594	-
Accumulated deficit	(2,048,085)	(1,493,357)	(3,541,442)
Total stockholders equity	1,406,614	(304,763)	1,101,851

Consolidated statements of operations:
Net loss	(93,953)	(343,332)	(437,285)
Other comprehensive loss	(38,569)	38,569	-
Net comprehensive loss	(132,522)	(304,763)	(437,285)

Net loss per share, basic and diluted	$(0.10)	$(0.36)	$(0.46)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANTICLEER HOLDINGS, INC. By /s/ Michael D. Pruitt Michael D. Pruitt Chief Executive Officer and Chief Financial Officer

Date: September 4, 2009